UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period :	November 1, 2014 — October 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Annual report
10 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

7890

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Annual report
10 | 31 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	24

Federal tax information	38

About the Trustees	39

Officers	41

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The stock market has bounced back strongly since the correction in August, and the U.S. economy has shown resilience. In fact, the U.S. Federal Reserve, citing recent improvements in employment and wage growth, has placed the possibility of interest-rate hikes firmly on the table.

One of the important takeaways from the recent rally, in our view, is that many investors have a reserve of confidence. Still, these are volatile and unpredictable times. While the Fed downplayed the impact of China’s slowdown on U.S. economic growth, there are a number of risks and opportunities in today’s market, including tepid growth in many overseas markets.

In this changing environment, Putnam’s portfolio managers are persistently working to achieve gains and manage downside risk, relying on a proprietary global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended October 31, 2015, as well as an outlook for the coming months.

With a new year at hand, it may be time to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and tolerance for risk.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

> "Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."
>
> **Aaron M. Cooper, CFA**
> Portfolio Manager
> *Director of Global Equity Research*

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Global Sector Fund

Interview with
your fund’s
portfolio manager

Putnam Global Sector Fund modestly outperformed the MSCI World Index [ND] during the twelve-month reporting period ended October 31, 2015. What led to this result?

The active investment approach employed by each of the underlying funds’ portfolio managers helped Putnam Global Sector Fund’s relative performance across a variety of sectors. In particular, our modest benchmark relative overweight to consumer discretionary stocks boosted performance, as did our stock selection within the consumer staples sector. Stock selection among financials, health care, and industrials also aided results during the fund’s fiscal period.

Late in the period, economic turmoil in China led to significant global market disruptions. How do you see China playing a role in the global economic cycle?

The repercussions of events in China have underscored for me that we are perhaps within a few years of the end of the up cycle for the global economy. In the late summer and early fall of 2015, a variety of international markets displayed a host of vulnerabilities. This became especially clear from the global market and economic reactions to China’s severe deceleration in growth — which we think is worse than official statistics have reported.

The degree of contagion from China’s economic problems was likely poorly

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Global Sector Fund	5

understood, but we believe it represented the biggest risk facing global markets as of period-end. Economic recovery in Japan and Europe, for example, seemed a little more at risk today due to China’s issues. Japan, which has a highly leveraged economy, continued down a path of experimental central bank policy. How this will play out is unclear, but we believe caution is warranted given the degree to which Japan has been exposed to China’s economic fortunes. Europe, too, has appeared to be more at risk because of its reliance on China as an end market for a variety of goods and services.

In terms of sectors, what were some of the highlights of strength and weakness during the period?

Health care exhibited strength for most of the fund’s fiscal period, but in August health-care stocks sold off sharply in reaction to macro fears and, more specifically, as a result of new concerns over drug pricing. Pharmaceutical companies, for example, have used their significant pricing power to generate large profits over time. But there is a new wave of regulatory risk building over pricing in this industry. U.S. election politics, moreover, have raised the level of popular attention in this area, and it is something we will be watching closely in the months ahead.

The energy sector, by contrast, struggled for most of the fund’s fiscal period due to weak commodity prices. Financial stocks were under pressure during the year as well, as the Fed pushed out the start of its rate-raising campaign. This was perceived as a negative for financial companies that are considered potential beneficiaries from higher rates.

We saw defense companies consistently displaying strong fundamentals during the year. In our view, a variety of companies in this sector have done a good job of deploying cash to help ensure continued growth. Similarly, e-commerce companies displayed

Allocations are shown as a percentage of the underlying fund’s net assets as of 10/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Sector Fund

strength and some macro resiliency, and as of period-end we remain excited about opportunities in this space.

Could you discuss some of the strategies or holdings that contributed most to the fund’s relative results?

Amazon.com was the largest contributor to relative results during the period. Although this household name is a company that people commonly think of as an online retailer, a key component of Amazon’s business today is Amazon Web Services [AWS], which provides cloud services for other companies. For some time, this part of the business has been overlooked by Wall Street.

During and before the reporting period, our research team conducted significant due diligence to assess and value AWS despite limited disclosure by the company. AWS sells storage, processing, and computing power to enterprise clients with data-intensive businesses. Coupled with Amazon’s core retail business, which we also thought was undervalued, we believed AWS would eventually grow into a massive driver of the company’s earnings potential. In April 2015, Amazon reported its quarterly earnings with more specific information about AWS, which was supportive of our thesis on AWS’s value. In the wake of that report — as well as following its fourth-quarter 2014 earnings report, which demonstrated more operating leverage — Amazon’s stock has made substantial gains, as Wall Street has acknowledged the company’s profit-making potential and revised estimates upward for the company over the longer term, and was held in the underlying fund’s portfolio at period-end.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/15 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Global Sector Fund	7

One of the world’s largest defense conglomerates — Northrop Grumman — was also among the top contributors for the period. The company, which specializes in unmanned aerial vehicle manufacturing and defense systems, continued to win franchise programs and saw higher-than-expected earnings, which drove its stock price upward. Northrop Grumman was held in the underlying fund’s portfolio at the close of the period.

Fund performance was also boosted by the stock of Coty, a manufacturer and marketer of beauty products, and we believed the company offered solid growth potential, due in part to its management team and its acquisition strategies. During the period, it was announced that Coty would buy Procter & Gamble’s beauty businesses for $12.5 billion. It was one of the largest mergers in the cosmetics industry, and we believe it will be beneficial for Coty, which remained in the underlying fund’s portfolio at the close of the period.

Which stocks or strategies detracted most from relative results?

The primary detractor from fund performance versus the benchmark was Genel Energy, a U.K.-based energy producer with production in the Kurdish region of Iraq. The ISIS invasion of Iraq hurt investor sentiment regarding all producers in the Kurdish region of Iraq. However, thus far the company’s production has remained safe and secure, and we expect that when the conflict subsides, the value in these low-cost production assets will be appreciated by the market. Because of this outlook, Genel remained in the underlying fund’s portfolio at the close of the period.

Overall, the energy sector was very challenged as crude oil markets went into modest oversupply after the Organization of Petroleum Exporting Countries [OPEC] chose not to cut production in November 2014. During the fund’s fiscal-year, crude prices fell sharply, and thus a variety of energy stocks dragged down performance.

Another large detractor for the period was the stock of Michael Kors Holdings, a retailer of accessories such as handbags and watches, which remained in the underlying fund’s portfolio at period-end. The company has experienced extraordinary growth and market share gains in the U.S. market, but its stock declined as U.S. store traffic and sales slowed and its European business struggled.

Two other detractors — Melco Crown Entertainment and Wynn Resorts — were hurt by a slowdown in the international gaming business, specifically in Macau, China. The casino business in Macau, the world’s largest gambling center, weakened dramatically in 2014 and 2015 due to slowing economic growth and a crackdown on corruption in China that discouraged many people from visiting casinos. Despite the disappointing recent performance, we believe these two stocks continue to represent attractive investment opportunities. We believe Macau remains poised for strong long-term growth, especially considering that only a small portion of China’s population — less than 2% — has visited Macau, according to the Macau Gaming Inspection and Coordination Bureau. Melco Crown Entertainment and Wynn Resorts remained in the underlying fund’s portfolio at the close of the period.

What is your outlook for U.S. corporate earnings?

Looking forward, we think the fourth quarter of 2015 will see low- to mid-single-digit earnings growth.

In addition, valuations have declined somewhat following what we consider the indiscriminate selloff in the late summer and early fall of 2015. In some respects, this is a healthy development, particularly with price to earnings on the broad U.S. market compressing from 18x to approximately 15x

8	Global Sector Fund

during the selloff. And yet, we also think that the probability of a downside scenario playing out has increased. In this type of environment, we are particularly interested in owning higher-quality companies that stand what we would call a good chance of performing well regardless of the macroeconomic backdrop.

What is your outlook for global stocks?

We think the U.S. recovery will continue in the months ahead, but a variety of economic indicators are above their prior peak levels. As I mentioned, this suggests to me that the end to the economic up cycle is coming into view in the intermediate term.

However, beaten-down sectors like energy are becoming more interesting to us from an investment standpoint. Indeed, repair has already begun to occur in the supply-demand dynamic at play in this area — even though, broadly speaking, sentiment around this sector has been quite negative. Over the next 12 to 24 months, we think this will be an important area to watch.

In terms of the macroeconomic environment, I believe investors today need to be prepared for the advent of certain common characteristics of cyclical transition, including higher inflation and higher interest rates. What is unusual in the present circumstances, however, is the heightened level of economic risk proceeding from China and the emerging markets, which warrant special caution, in my view.

In this more conservative vein, I would say that corporate outlooks could well become quite cloudy in the near term. The corporate world, in other words, is seeing more sources of weakness than at any time during the earlier portion of the economy’s up cycle. The good news is that various types of lagged stimulus are likely to help offset deceleration in other areas, in my view. Overall, we think this is a good time to employ strong stock-picking skills, which is where active management should excel. As the dispersion of results across companies and within sectors widens, picking the winning stocks — and avoiding the losing stocks — will have that much greater impact on investors’ portfolios.

Thank you, Aaron, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your portfolio is managed by a team of senior equity analysts including Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Christopher J. Eitzmann; Vivek Gandhi, CFA; Ryan Kauppila; Greg Kelly; David Morgan; Ferat Ongoren; Walter D. Scully, CPA; and Di Yao.

Global Sector Fund	9

IN THE NEWS

Emerging and developing economies — which make up more than half of the world’s GDP — have experienced a growth contraction year to date. Depressed oil prices, large capital outflows, and currency weakness are some contributing factors to lower-than-expected GDP growth rates. The International Monetary Fund (IMF), in its latest World Economic Outlook , trimmed its global growth forecast by 0.2% to 3.1% for 2015. The IMF’s outlook appears to be particularly cautious for Brazil and Canada, both of which are in recession and reliant on commodity exports. In the report, the IMF cut its previous output projections for Brazil by 1.5% for 2015 and 1.7% for 2016. Canada’s GDP was reduced by half a percentage point for this year and 0.4 percentage point for 2016. In the advanced economies of the United States and the eurozone, the IMF predicts a moderate increase in GDP growth. Its U.S. forecast calls for 2.6% growth this year and 2.8% next year. Geopolitical risks, such as ongoing events around Ukraine, the Middle East, and parts of Africa, are also factors that should be closely watched, according to the IMF report.

10 Global Sector Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	58.71%	49.58%	51.97%	50.97%	52.20%	52.20%	54.30%	48.90%	56.44%	60.90%
Annual average	8.62	7.48	7.78	7.66	7.81	7.81	8.08	7.39	8.35	8.89

5 years	53.05	44.25	47.26	45.26	47.48	47.48	49.23	44.00	51.15	55.01
Annual average	8.88	7.60	8.05	7.75	8.08	8.08	8.34	7.57	8.61	9.16

3 years	41.08	32.97	37.79	34.79	37.92	37.92	38.96	34.10	39.96	42.15
Annual average	12.16	9.96	11.28	10.46	11.31	11.31	11.59	10.27	11.86	12.44

1 year	2.31	–3.58	1.47	–3.04	1.52	0.62	1.77	–1.80	2.04	2.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Sector Fund	11

Comparative index returns For periods ended 10/31/15

MSCI World Index (ND)

Life of fund	59.66%
Annual average	8.74

5 years	54.91
Annual average	9.15

3 years	39.09
Annual average	11.63

1 year	1.77

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $15,197 ($15,097 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would be valued at $15,220, and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,890. A $10,000 investment in the fund’s class R and Y shares would have been valued at $15,644 and $16,090, respectively.

12 Global Sector Fund

Fund price and distribution information For the 12-month period ended 10/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.469		$0.391	$0.407	$0.407		$0.439	$0.498

Capital gains

Long-term gains	1.001		1.001	1.001	1.001		1.001	1.001

Short-term gains	—		—	—	—		—	—

Total	$1.470		$1.392	$1.408	$1.408		$1.440	$1.499

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/14	$12.69	$13.46	$12.50	$12.52	$12.63	$13.09	$12.66	$12.73

10/31/15	11.48	12.18	11.27	11.28	11.42	11.83	11.45	11.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	47.24%	38.77%	41.18%	40.18%	41.27%	41.27%	43.22%	38.21%	45.24%	49.31%
Annual average	7.29	6.14	6.47	6.33	6.48	6.48	6.75	6.06	7.02	7.56

5 years	47.68	39.19	42.18	40.18	42.26	42.26	44.09	39.04	45.82	49.61
Annual average	8.11	6.84	7.29	6.99	7.30	7.30	7.58	6.81	7.84	8.39

3 years	30.00	22.53	27.02	24.02	27.14	27.14	28.11	23.63	29.06	31.03
Annual average	9.14	7.01	8.30	7.44	8.33	8.33	8.61	7.33	8.88	9.43

1 year	–4.26	–9.77	–4.90	–9.12	–4.93	–5.77	–4.71	–8.05	–4.44	–3.93

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Global Sector Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/14*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Total annual operating expenses
for the fiscal year ended
10/31/14	2.53%	3.28%	3.28%	3.03%	2.78%	2.28%

Annualized expense ratio for
the six-month period ended
10/31/15†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 1.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/16.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Excludes the expense ratios of the underlying Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2015, to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.24	$4.95	$4.95	$3.72	$2.48	$0.00

Ending value (after expenses)	$968.00	$964.10	$964.90	$965.30	$966.20	$968.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Global Sector Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2015, use the following calculation method. To find the value of your investment on May 1, 2015, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.28	$5.09	$5.09	$3.82	$2.55	$0.00

Ending value (after expenses)	$1,023.95	$1,020.16	$1,020.16	$1,021.42	$1,022.68	$1,025.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Sector Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16 Global Sector Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2015, Putnam employees had approximately $502,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Global Sector Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2015. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the

Global Sector Fund 19

fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees considered your fund’s management fee schedule and considered that, although the fund pays no management fee to Putnam Management, Putnam Management receives management fees from the underlying Putnam funds in which your fund invests. The Trustees noted that the fee schedule was consistent with the current fee schedules of other Putnam funds that pursued their objectives by investing substantially all of their assets in other Putnam funds, which have been carefully developed over the years and re-examined on many occasions and adjusted where appropriate.

The Trustees also reviewed the management fee schedules in effect for all Putnam funds (including the underlying Putnam funds in which your fund invests), including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under their management contracts, the underlying Putnam funds in which your fund invests have the benefit of breakpoints in their management fee schedules that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedules in effect for the underlying Putnam funds in which your fund invests represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense

20 Global Sector Fund

ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to your fund and all but two of the other open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. In addition, Putnam Management will reimburse all other expenses of your fund (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) through at least February 28, 2017. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time. (Total expenses reflect the fees and expenses borne directly by Putnam Global Sector Fund and the competitive funds included in its custom Lipper peer group, as well as the underlying funds’ net fees and expenses, which Putnam Global Sector Fund and the funds included in its custom Lipper peer group bear indirectly.)

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam

Global Sector Fund 21

Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, which commenced operations on March 31, 2010, the Trustees considered information about your fund’s total return and

22 Global Sector Fund

its performance relative to its benchmark over the one-year and three-year periods ended December 31, 2014. Your fund’s class A shares’ gross return was positive over the one-year and three-year periods, trailed the return of its benchmark over the one-year period and exceeded the return of its benchmark over the three-year period. The Trustees did not find any evidence that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Global Sector Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Global Sector Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Global Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Sector Fund (the “fund”) at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2015 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2015

Global Sector Fund 25

The fund’s portfolio 10/31/15

	Shares	Value

Global Sector Funds (99.6%)*
Putnam Global Consumer Fund Class Y †††	97,332	$1,820,114

Putnam Global Financials Fund Class Y †††	133,205	1,569,156

Putnam Global Health Care Fund Class Y †††	13,530	994,565

Putnam Global Industrials Fund Class Y †††	48,034	835,787

Putnam Global Natural Resources Fund Class Y †††	52,175	839,503

Putnam Global Technology Fund Class Y †††	45,776	1,097,719

Putnam Global Telecommunications Fund Class Y †††	17,478	263,564

Putnam Global Utilities Fund Class Y †††	21,014	242,076

Total global sector funds (cost $7,964,084)		$7,662,484

Fixed Income Funds (0.4%)*
Putnam Money Market Fund Class A †††	32,714	$32,714

Total fixed income funds (cost $32,714)		$32,714

Total investments (cost $7,996,798)		$7,695,198

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through October 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures .”

* Percentages indicated are based on net assets of $7,693,072.

††† Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$7,662,484	$—	$—

Fixed income funds	32,714	—	—

Totals by level	$7,695,198	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

26 Global Sector Fund

Statement of assets and liabilities 10/31/15

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $7,996,798) (Note 5)	$7,695,198

Receivable for shares of the fund sold	12,736

Receivable for investments sold	2,194

Receivable from Manager (Note 2)	32,435

Total assets	7,742,563

LIABILITIES

Payable for investments purchased	14,631

Payable for shares of the fund repurchased	282

Payable for distribution fees (Note 2)	2,249

Payable for auditing and tax fees	19,623

Payable for reports to shareholders	11,038

Other accrued expenses	1,668

Total liabilities	49,491

Net assets	$7,693,072

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,460,731

Distributions in excess of net investment income (Note 1)	(16,657)

Accumulated net realized gain on investments (Note 1)	550,598

Net unrealized depreciation of investments	(301,600)

Total — Representing net assets applicable to capital shares outstanding	$7,693,072

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,743,496 divided by 326,147 shares)	$11.48

Offering price per class A share (100/94.25 of $11.48)*	$12.18

Net asset value and offering price per class B share ($465,264 divided by 41,266 shares)**	$11.27

Net asset value and offering price per class C share ($795,693 divided by 70,564 shares)**	$11.28

Net asset value and redemption price per class M share ($701,796 divided by 61,456 shares)	$11.42

Offering price per class M share (100/96.50 of $11.42)*	$11.83

Net asset value, offering price and redemption price per class R share
($16,828 divided by 1,470 shares)	$11.45

Net asset value, offering price and redemption price per class Y share
($1,969,995 divided by 171,006 shares)	$11.52

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 27

Statement of operations Year ended 10/31/15

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$77,428

Total investment income	77,428

EXPENSES

Distribution fees (Note 2)	24,116

Reports to shareholders	17,958

Auditing and tax fees	19,623

Blue sky expense	75,210

Other	2,054

Fees waived and reimbursed by Manager (Note 2)	(114,845)

Total expenses	24,116

Expense reduction (Note 2)	—

Net expenses	24,116

Net investment income	53,312

Net realized loss of underlying Putnam Fund shares (Notes 1 and 3)	(97,265)

Capital gain distribution from underlying Putnam Fund shares (Note 5)	922,292

Net unrealized depreciation of underlying Putnam Fund shares during the year	(678,961)

Net gain on investments	146,066

Net increase in net assets resulting from operations	$199,378

The accompanying notes are an integral part of these financial statements.

28 Global Sector Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/15	Year ended 10/31/14

Operations:
Net investment income	$53,312	$15,669

Net realized gain on investments	825,027	847,980

Net unrealized depreciation of investments	(678,961)	(339,314)

Net increase in net assets resulting from operations	199,378	524,335

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(123,208)	(49,254)

Class B	(13,162)	(5,241)

Class C	(22,783)	(5,626)

Class M	(710)	(308)

Class R	(627)	(279)

Class Y	(155,513)	(74,609)

From net realized long-term gain on investments
Class A	(262,965)	(90,173)

Class B	(33,695)	(12,169)

Class C	(56,035)	(14,170)

Class M	(1,746)	(728)

Class R	(1,430)	(582)

Class Y	(312,587)	(125,492)

Increase from capital share transactions (Note 4)	118,197	2,062,701

Total increase (decrease) in net assets	(666,886)	2,208,405

NET ASSETS

Beginning of year	8,359,958	6,151,553

End of year (including distributions in excess of net
investment income of $16,657 and $8,127, respectively)	$7,693,072	$8,359,958

The accompanying notes are an integral part of these financial statements.

Global Sector Fund 29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2015	$12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	$11.48	2.31	$3,743.25		.63	57
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	39
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	— [f]	12.44	27.56	2,257.25		.56	52
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	— [f]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	— [f]	9.77	(1.94)	1,520.25		.78	24

Class B
October 31, 2015	$12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	$11.27	1.47	$465	1.00	(.10)	57
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	39
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	— [f]	12.29	26.46	287	1.00	(.39)	52
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	— [f]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	— [f]	(.25)	(.25)	(.37)	(.02)	(.39)	— [f]	9.68	(2.66)	99	1.00	(.02)	24

Class C
October 31, 2015	$12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	$11.28	1.52	$796	1.00	(.17)	57
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	39
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	— [f]	12.30	26.57	362	1.00	(.16)	52
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	— [f]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	— [f]	9.68	(2.65)	227	1.00	(.15)	24

Class M
October 31, 2015	$12.63	(.07) [e]	.27	.20	(.41)	(1.00)	(1.41)	—	$11.42	1.77	$702.75		(.64) [e]	57
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	39
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	— [f]	12.38	26.86	19.75		.05	52
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	— [f]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	— [f]	9.72	(2.43)	15.75		.42	24

Class R
October 31, 2015	$12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	$11.45	2.04	$17.50		.40	57
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	39
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	— [f]	12.41	27.18	15.50		.35	52
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	— [f]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	— [f]	9.76	(2.08)	10.50		.70	24

Class Y
October 31, 2015	$12.73	.12 [e]	.17	.29	(.50)	(1.00)	(1.50)	—	$11.52	2.55	$1,970	—	1.04 [e]	57
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	39
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	— [f]	12.47	27.90	3,212	—	.57	52
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	— [f]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	— [f]	9.80	(1.63)	458	—	1.08	24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Global Sector Fund	Global Sector Fund 31

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

October 31, 2015	1.33%

October 31, 2014	1.27

October 31, 2013	0.98

October 31, 2012	1.31

October 31, 2011	3.53

e The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

32 Global Sector Fund

Notes to financial statements 10/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through October 31, 2015.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may also invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Effective November 1, 2015, Class M shares will no longer pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Global Sector Fund 33

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $16,658 of late year ordinary losses (ordinary losses recognized during the period between January 1, 2015 and October 31, 2015), to its fiscal year ending October 31, 2016.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals and from a reclass of short-term capital gains distributions from underlying Putnam funds. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $254,161 to decrease distributions in excess of net investment income and $254,161 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$221,903
Unrealized depreciation	(810,686)

Net unrealized depreciation	(588,783)
Undistributed long-term gain	837,778
Late year ordinary loss deferral	(16,658)
Cost for federal income tax purposes	$8,283,981

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

34 Global Sector Fund

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2017. During the reporting period, the fund’s expenses were reduced by $114,845 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$8,671	Class M	3,235

Class B	4,312	Class R	92

Class C	7,806	Total	$24,116

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,491 and $25 from the sale of class A and class M shares, respectively, and received $13 and $9 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $4,999,369 and $4,889,245, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/15		Year ended 10/31/14

Class A	Shares	Amount	Shares	Amount

Shares sold	106,262	$1,242,772	100,335	$1,249,005

Shares issued in connection with
reinvestment of distributions	34,029	382,146	11,298	139,075

	140,291	1,624,918	111,633	1,388,080

Shares repurchased	(66,144)	(767,818)	(41,071)	(517,888)

Net increase	74,147	$857,100	70,562	$870,192

Global Sector Fund 35

	Year ended 10/31/15		Year ended 10/31/14

Class B	Shares	Amount	Shares	Amount

Shares sold	9,274	$105,672	19,008	$235,864

Shares issued in connection with
reinvestment of distributions	4,220	46,846	1,382	16,861

	13,494	152,518	20,390	252,725

Shares repurchased	(5,858)	(66,601)	(10,109)	(121,156)

Net increase	7,636	$85,917	10,281	$131,569

	Year ended 10/31/15		Year ended 10/31/14

Class C	Shares	Amount	Shares	Amount

Shares sold	22,024	$256,918	25,248	$314,277

Shares issued in connection with
reinvestment of distributions	7,101	78,818	1,621	19,796

	29,125	335,736	26,869	334,073

Shares repurchased	(11,545)	(128,687)	(3,319)	(41,087)

Net increase	17,580	$207,049	23,550	$292,986

	Year ended 10/31/15		Year ended 10/31/14

Class M	Shares	Amount	Shares	Amount

Shares sold	68,109	$797,191	129	$1,619

Shares issued in connection with
reinvestment of distributions	219	2,456	84	1,036

	68,328	799,647	213	2,655

Shares repurchased	(8,594)	(94,540)	—	—

Net increase	59,734	$705,107	213	$2,655

	Year ended 10/31/15		Year ended 10/31/14

Class R	Shares	Amount	Shares	Amount

Shares sold	219	$2,609	104	$1,299

Shares issued in connection with
reinvestment of distributions	183	2,057	70	861

	402	4,666	174	2,160

Shares repurchased	(301)	(3,347)	(2)	(25)

Net increase	101	$1,319	172	$2,135

	Year ended 10/31/15		Year ended 10/31/14

Class Y	Shares	Amount	Shares	Amount

Shares sold	41,711	$490,998	165,990	$2,100,183

Shares issued in connection with
reinvestment of distributions	41,609	468,100	16,242	200,101

	83,320	959,098	182,232	2,300,284

Shares repurchased	(229,600)	(2,697,393)	(122,641)	(1,537,120)

Net increase (decrease)	(146,280)	$(1,738,295)	59,591	$763,164

36 Global Sector Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class M	1,351	2.2%	15,428

Class R	1,366	93.0%	15,641

At the close of the reporting period, an Interested Trustee of the Fund owned 5.7% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$1,806,007	$1,103,527	$1,061,166	$11,875	$222,303	$1,820,114

Putnam Global
Financials Fund
Class Y	1,742,340	1,183,153	968,156	8,314	396,979	1,569,156

Putnam Global
Health Care Fund
Class Y	1,057,952	608,324	690,539	6,607	81,544	994,565

Putnam Global
Industrials Fund
Class Y	911,553	569,077	520,508	8,025	138,255	835,787

Putnam Global
Natural Resources
Fund Class Y	1,161,939	561,282	611,728	3,966	—	839,503

Putnam Global
Technology Fund
Class Y	1,082,331	579,165	648,159	—	54,562	1,097,719

Putnam Global
Telecommunications
Fund Class Y	286,533	204,907	189,741	33,109	28,649	263,564

Putnam Global
Utilities Fund Class Y	274,708	145,369	149,458	5,418	—	242,076

Putnam Money
Market Fund Class A	37,939	44,565	49,790	114	—	32,714

Totals	$8,361,302	$4,999,369	$4,889,245	$77,428	$922,292	$7,695,198

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into finan-cial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Global Sector Fund 37

Federal tax information (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a qualified fund of funds will be able to elect the application of Internal Revenue Code section 853 relating to the foreign tax credit allowed to pass through to shareholders. For the reporting period, total interest and dividend income from foreign countries were $64,517, or $0.10 per share (for all classes of shares). Taxes paid to foreign countries were $3,354, or less than $0.01 per share (for all classes of shares).

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $921,556 as a capital gain dividend with respect to the taxable year ended October 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 20.50% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 41.46%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

38 Global Sector Fund

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Global Sector Fund 39

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

40 Global Sector Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Global Sector Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

42 Global Sector Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Sector Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN730
297690 12/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2015	$13,907	$ —	$5,716	$ —
October 31, 2014	$14,186	$ —	$5,593	$ —

For the fiscal years ended October 31, 2015 and October 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $866,703 and $581,767 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2015	$ —	$860,987	$ —	$ —

October 31, 2014	$ —	$576,174	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2015